UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 10, 2003

                      AMERICAN WATER WORKS COMPANY, INC.
                ----------------------------------------------

              (Exact name of registrant specified in its charter)

        Delaware                  0001-03437                 51-0063696
------------------------   ------------------------   ------------------------
    (State or other              (Commission              (I.R.S. Employer
    Jurisdiction of              File Number)            Identification No.)
     Incorporation)


  1025 Laurel Oak Road, P.O. Box 1770 Voorhees, NJ             08043
----------------------------------------------------  ------------------------
     (Address of principal executive offices)                (Zip Code)

      Registrant's telephone number, including area code: (856) 346-8200


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Item 1.  Changes in Control of Registrant.

         On January 10, 2003, Apollo Acquisition Company, a Delaware corporation ("Sub"), merged (the "Merger") with and into American Water Works Company, Inc., a Delaware corporation (the "Company"), pursuant to an Agreement and Plan of Merger (the "Agreement"), dated as of September 16, 2001, by and among RWE Aktiengesellschaft ("RWE"), Thames Water Aqua Holdings GmbH, a wholly owned subsidiary of RWE ("Thames"), Sub and the Company, with the Company surviving the Merger. Pursuant to the Merger Agreement, each issued and outstanding share of common stock, par value $1.25 per share, of the Company has been canceled and converted into the right to receive $46.00 in cash without interest, plus a stub period dividend of $0.2153333 per share. As a result of the Merger, the Company became a wholly owned subsidiary of Thames Water Aqua US Holdings, Inc., a wholly owned subsidiary of Thames.

         As part of the Agreement, RWE has caused Marilyn Ware, Chairman of the board of directors of the Company, to be elected as a member of the Thames Water International Advisory Council.

         The Company's Proxy Statement filed on Schedule 14A for the special meeting of stockholders approving the Merger, which was first mailed to shareholders of the Company on or about December 7, 2001, sets forth certain information regarding RWE, Thames and Sub. RWE obtained the approximately $4.6 billion required to fund the merger consideration and pay related fees and expenses from (a) the capital and money markets and (b) internally available funds.

         A copy of the press release announcing the closing of the Merger is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a) Not Applicable.

         (b) Not Applicable.

         (c) Exhibits.

         The exhibits listed below and in the accompanying Exhibits Index are filed as part of this Current Report on Form 8-K.

EXHIBIT NO.                          DESCRIPTION
-----------                          -----------

99.1                                 Press Release, dated January 10, 2003, of
                                     American Water Works Company, Inc.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMERICAN WATER WORKS
                                     COMPANY, INC.


                                     By:   /s/ W. Timothy Pohl
                                           ----------------------------------
                                           Name:  W. Timothy Pohl
                                           Title: General Counsel and Secretary


Date:  January 10, 2003


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                                 EXHIBIT INDEX

Exhibit No.                          Description
-----------                          -----------

99.1                                 Press Release, dated January 10, 2003, of
                                     American Water Works Company, Inc.


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